UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 20, 2014

SHELL MIDSTREAM PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-36710	46-5223743
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Shell Plaza 910 Louisiana Street Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 241-6161

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 20, 2014, Shell Midstream Partners, L.P. (the “Partnership,” “we,” “us” or “our”) concluded that the audited 2013 combined financial statements of its accounting predecessor, the Houston-to-Houma crude oil pipeline system (“Ho-Ho”), in which the Partnership owns a 43% interest, contained an error that resulted in a $2.8 million understatement of Ho-Ho’s total revenue and net income for 2013. As a result of this error, Ho-Ho’s net parent investment and total assets were understated by $1.9 million for the year ended December 31, 2013 and $1.0 million as of June 30, 2014, after giving effect to certain payments made on accounts receivable. There was no impact on Ho-Ho’s revenue, net income or total cash flow for the six months ended June 30, 2014. These combined financial statements are contained in the Partnership’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission that was declared effective on October 28, 2014 (the “Registration Statement”) and in the related Prospectus dated October 29, 2014 (the “Prospectus”). The Partnership concluded that these previously issued Ho-Ho combined audited financial statements as of and for the year ended December 31, 2013 should no longer be relied upon by investors and will be restated to reflect the higher revenue and net income. In addition, the June 30, 2014 combined financial statements will be revised to correct this error. The error was the result of revenue attributable to Ho-Ho that was instead recorded by administrative error to an unrelated pipeline system owned by an affiliate of the Partnership. The error, which impacted the fourth quarter of 2013, resulted from a manual data entry mistake. The determination to restate the 2013 Ho-Ho combined financial statements was approved by the board of directors of the Partnership’s general partner upon the recommendation of senior management and the audit committee of the Partnership’s general partner. The Partnership’s management believes that the restatement does not have a material impact on the Partnership’s liquidity, capital resources or outlook.

The Partnership has completed its evaluation of these matters.

The schedule below provides a summary of the expected impact of the restatement and revision adjustments on Ho-Ho’s previously issued combined financial statements.

Summary of Expected Adjustments for the Restatement of Ho-Ho Combined Financial Statements for the 2013 Annual Period

	Ho-Ho Year Ended December 31, 2013
	As Previously Reported	Adjustments	As Restated	% change
	(in millions of dollars)
Statement of Operations:
Revenue—third parties	$44.8	$0.8	$45.6	1.8%
Revenue—related parties	46.8	2.0	48.8	4.3%
Total revenue	91.6	2.8	94.4	3.1%
Net income	36.5	2.8	39.3	7.7%
Balance Sheet:
Accounts receivable—third parties, net	$4.6	$0.2	$4.8	4.3%
Accounts receivable—related parties	11.2	0.7	11.9	6.3%
Allowance oil	9.0	1.0	10.0	11.1%
Total current assets	26.8	1.9	28.7	7.1%
Total assets	250.3	1.9	252.2	0.8%
Net parent investment	212.6	1.9	214.5	0.9%
Total liabilities and net parent investment	250.3	1.9	252.2	0.8%
Statement of Changes in Net Parent Investment:
Net income	$36.5	$2.8	$39.3	7.7%
Net contributions from Parent	57.5	(0.9)	56.6	-1.6%
Balance, end of year	212.6	1.9	214.5	0.9%
Statement of Cash Flows:
Net income	$36.5	$2.8	$39.3	7.7%
Accounts receivable	(2.0)	(0.2)	(2.2)	10.0%
Accounts receivable from related parties	7.3	(0.7)	6.6	-9.6%
Allowance oil	(3.8)	(1.0)	(4.8)	26.3%
Net cash provided by operating activities	25.1	0.9	26.0	3.6%
Net contributions from Parent	57.5	(0.9)	56.6	-1.6%
Net cash provided by financing activities	57.5	(0.9)	56.6	-1.6%

Summary of Expected Adjustments for the Revision of the Ho-Ho Combined Financial Statements for the Six-Month Period Ended June 30, 2014

	Ho-Ho Six Months Ended June 30, 2014
	As Previously Reported	Adjustments	As Revised	% change
	(in millions of dollars)
Balance Sheet:
Allowance oil	$23.3	$1.0	$24.3	4.3%
Total current assets	41.1	1.0	42.1	2.4%
Total assets	290.4	1.0	291.4	0.3%
Net parent investment	251.1	1.0	252.1	0.4%
Total liabilities and net parent investment	290.4	1.0	291.4	0.3%
Statement of Changes in Net Parent Investment:
Balance, beginning of year	$212.6	$1.9	$214.5	0.9%
Net distributions to Parent	(2.9)	(0.9)	(3.8)	31.0%
Balance, end of period	251.1	1.0	252.1	0.4%
Statement of Cash Flows:
Accounts receivable	$(6.5)	$0.2	$(6.3)	-3.1%
Accounts receivable from related parties	4.5	0.7	5.2	15.6%
Net cash provided by operating activities	49.2	0.9	50.1	1.8%
Net distributions to Parent	(2.9)	(0.9)	(3.8)	31.0%
Net cash used in financing activities	(2.9)	(0.9)	(3.8)	31.0%

The Partnership identified a material weakness in its internal controls over the preparation of the Ho-Ho 2013 annual combined financial statements. Specifically, effective controls were not designed to review the accuracy of tariff rates and associated inputs which impacts the accuracy and reporting of revenues. This control deficiency resulted in the restatement of the combined financial statements for the year ended December 31, 2013 and the revision of the combined financial statements for the six months ended June 30, 2014. As a result, the Partnership is reviewing processes and implementing further controls to validate its financial data. However, there can be no assurances that these remediation steps will continue to be successful.

Currently, the Partnership expects to file the restated Ho-Ho audited combined financial statements for the year ended December 31, 2013 and revised Ho-Ho unaudited condensed combined financial statements for the six months ended June 30, 2014 as soon as practicable. Also, the Partnership expects to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 within the time periods prescribed by the Securities and Exchange Commission (the “SEC”).

The board of directors, the audit committee and senior management of the general partner of the Partnership have discussed the matters described herein with the Partnership’s independent registered public accounting firm engaged for the audit of Ho-Ho’s financial statements.

Statements in this report, including but not limited to those relating to the Partnership’s or management’s intentions, beliefs, expectations, projections, assessment of risks, estimations, plans or predictions for the future, including the impact of the restatement and the revision, timing and contents of filings with the SEC and other statements that are not historical facts, are forward-looking statements that are based on current expectations. Although the Partnership believes that its expectations are based on reasonable assumptions, it can give no assurance that these expectations will prove correct. Important factors that could cause actual results to differ materially from those in the forward-looking statements include delays and uncertainties that may be encountered in connection with the restatement, audits and reviews by the Partnership and Ho-Ho’s auditors, and other risks described in the Prospectus and other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. Investors should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement and the Partnership undertakes no duty to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By:	Shell Midstream Partners GP LLC, its general partner

By:	/s/ Margaret C. Montana
Margaret C. Montana
President and Chief Executive Officer

Date: November 20, 2014

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